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                                                                   EXHIBIT 4.1

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
         [C     ]                            PAWNMART, INC.                                                             [SHARES]



INCORPORATED UNDER THE LAWS                                                                                          COMMON STOCK
 OF THE STATE OF DELAWARE                                                                                           PAR VALUE $0.01

                                                                                                                   CUSIP ________

                                                                                                                   SEE REVERSE FOR
                                                                                                                 CERTAIN DEFINITIONS

THIS CERTIFIES THAT





IS THE OWNER OF


             FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK, PAR VALUE $0.01 PER SHARE, OF

                                                      PAWNMART, INC.


(the "Corporation") transferable on the books of the Corporation, in person or by duly authorized attorney, upon surrender of this certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be subject to all of the provisions of the Certificate of Incorporation of the Corporation and of the amendments thereto, to all of which the holder, by acceptance hereof, assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the registrar.

        Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

Dated:


                                                  [PAWNMART, INC. CORPORATE SEAL]
By:                                                                                                       By:
   ---------------------                                                                                      ---------------------
   Carson R. Thompson                                                                                         Rick Isbell
   Chief Executive Officer                                                                                    Secretary

Countersigned and Registered:
    CONTINENTAL STOCK TRANSFER & TRUST COMPANY, A NEW YORK CORPORATION
                        Transfer Agent and Registrar


By

                         Authorized Signature


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     The Corporation is authorized to issue more than one class of stock and more than one series of preferred stock. The Corporation will furnish, upon request and without charge, a full statement of the designations and the powers, preferences and rights, and the qualifications, limitations or restrictions of the shares of each class of stock authorized to be issued by it, and the variations in the relative rights and preferences between the shares of each series of any preferred class so far as the same have been fixed and determined, and the authority of the Board of Directors to fix and determine the relative rights and preferences of subsequent series of any preferred class. Such request may be made to the Secretary of the Corporation, or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of the certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


                                              UNIF GIFT                                 UNIF TRNFR
 TEN COM -- as tenants in common              MIN ACT -- ________ Custodian __________  MIN ACT -- ________ Custodian ________
 TEN ENT -- as tenants by the entireties                  (Cust)             (Minor)               (Cust)             (Minor)
 JT TEN  -- as joint tenants with right of               Under Uniform Gifts to Minors            Under Uniform Transfers to Minors
            survivorship and not as tenants              Act _________________________            Act _____________________________
            in common                                              (State)                                    (State)

   Additional abbreviations may also be used though not in the above list.


For Value received, __________________ hereby sell, assign and transfer unto

PLEASE INSERT SOCIAL SECURITY OR OTHER
   IDENTIFYING NUMBER OF ASSIGNEE
[                                    ] ________________________________________

_______________________________________________________________________________
(PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS OF ASSIGNEE)

_______________________________________________________________________________

_______________________________________________________________________________

________________________________________________________________________ Shares
of the Common Stock represented by the within Certificate, and do hereby irrevocably constitute and appoint ____________________________________________

_______________________________________________________________________Attorney
to transfer the said stock on the books of the within-named
Corporation with full power of substitution in the premises.

Dated  _________________________



                                  X  _______________________________________
                                                    (SIGNATURE)


                                     NOTICE: THE SIGNATURE(S) TO THIS ASSIGNMENT
                                     MUST CORRESPOND WITH THE NAME(S) AS WRITTEN
                                     UPON THE FACE OF THE CERTIFICATE IN
                                     EVERY PARTICULAR WITHOUT ALTERATION OR
                                     ENLARGEMENT OR ANY CHANGE WHATEVER.


                                     _______________________________________
                                                    (SIGNATURE)

                                     THE SIGNATURE(S) SHOULD BE GUARANTEED BY
                                     AN ELIGIBLE GUARANTOR INSTITUTION
                                     (BANKS, STOCKBROKERS, SAVINGS AND LOAN
                                     ASSOCIATIONS AND CREDIT UNIONS WITH
                                     MEMBERSHIP IN AN APPROVED SIGNATURE
                                     GUARANTEE MEDALLION PROGRAM), PURSUANT
                                     TO S.E.C. RULE 17Ad-15.

                                     SIGNATURE(S) GUARANTEED BY: